Exhibit 4.2

TEMPORARY REGULATION S GLOBAL NOTE

(Face of 11% Senior Note)

11% Senior Notes due 2018

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.  OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.  OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO.  OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.  THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (l)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE.  NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

THIS SECURITY IS A REGULATION S TEMPORARY GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE.  EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL NOTE.  NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL

NOTE EXCEPT (A) ON OR AFTER THE TERMINATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (B) UPON DELIVERY OF THE OWNER NOTES CERTIFICATION AND THE TRANSFEREE NOTES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.

UNTIL 40 DAYS AFTER THE COMMENCEMENT OF THE OFFERING OF THE NOTES, AN OFFER OR SALE OF THE NOTES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

No. S-l	CUSIP NO. U64159 AA1

ISIN NO. USU64159AA14

New Enterprise Stone & Lime Co., Inc.

promises to pay to Cede & Co. or registered assigns, the principal sum of TWO MILLION, TWO HUNDRED THOUSAND Dollars ($2,200,000) on September 1, 2018.

Interest Payment Dates: March 1 and September 1, beginning March 1, 2011

Record Dates: February 15 and August 15

Reference is made to further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

NEW ENTERPRISE STONE & LIME CO., INC.

By:	/s/ Paul I. Detwiler, III
Name: Paul I. Detwiler, III
Title: Exec. Vice President

This is one of the 11 % Senior Notes
referred to in the within-mentioned Indenture:

Dated: August 18, 2010

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:	/s/

(Back of 11% Senior Note)

11% Senior Notes due 2018

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)                                  Interest.

(a)                                  New Enterprise Stone & Lime Co., Inc., a Delaware corporation, or its successor (together, “NESL”), promise to pay interest on the principal amount of this 11% Senior Note at a fixed rate.  NESL will pay interest in United States dollars (except as otherwise provided herein) semiannually in arrears on March 1 and September 1, commencing on March 1, 2011 or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”).  Interest on the 11% Senior Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 18, 2010; provide ‘that if there is no existing Default or Event of Default in the payment of interest, and if this 11 % Senior Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date (but after August 18, 2010), interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of 11% Senior Notes, in which case interest shall accrue from the date of authentication.  NESL shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to \%per annum in excess of the then applicable interest rate on the 11% Senior Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.  Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.  The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

(b)                                 Registration Rights Agreement.  The Holder of this Note is entitled to the benefits of a Registration Rights Agreement, dated as of the Issue Date, among the Issuer, the Guarantors party thereto and Bane of America Securities LLC, as representative of the several initial purchasers.

(2)                                  Method of Payment.  NESL will pay interest on the 11% Senior Notes (except defaulted interest) on the applicable Interest Payment Date to the Persons who are registered Holders of 11% Senior Notes at the close of business on the February 15 and August 15 preceding the Interest Payment Date, even if such 11% Senior Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest.  The 11% Senior Notes shall be payable as to principal, premium and interest at the office or agency of NESL maintained for such purpose, or, at the option of NESL, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Notes and all other 11% Senior Notes the Holders of which shall have provided written wire transfer instructions to NESL and the Paying Agent.  Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of this 11% Senior Note prior to Stated Maturity shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  The amount due and payable at the maturity of this Note shall be payable only upon presentation and surrender of this Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3)                                  Paying Agent and Registrar.  Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar.  NESL may change any Paying Agent or Registrar without notice to any Holder.  NESL or any of its Subsidiaries may act in any such capacity.

(4)                                  Indenture.  NESL issued the 11% Senior Notes under an Indenture, dated as of August 18, 2010 (the “Indenture”), among New Enterprise Stone & Lime Co., Inc. and the Trustee.  The terms of the 11% Senior Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.  Code §§ 77aaa-77bbbb) (the “TIA”).  To the extent the provisions of this 11% Senior Note are inconsistent with the provisions of the Indenture, the Indenture shall govern.  The 11% Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.  The 11% Senior Notes issued on the Issue Date are senior Obligations of NESL limited to $250,000,000 in aggregate principal amount, plus amounts, if any, sufficient to pay premium and interest on outstanding 11% Senior Notes as set forth in Paragraph 2 hereof.  The Indenture permits the issuance of Additional Notes subject to compliance with certain conditions.

The payment of principal and interest on the 11% Senior Notes is unconditionally guaranteed on a senior basis by the Guarantors.

(5)                                  Optional Redemption.

(a)                                  The Notes are subject to redemption, at the option of the Company, in whole or in part, at any time on or after September 1, 2014, upon not less than 30 nor more than 60 days’ notice (except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of Notes or a satisfaction and discharge of the Indenture) at the following Redemption Prices (expressed as percentages of the principal amount to be redeemed) set forth below, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of Holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date), if redeemed during the 12-month period beginning September 1 of the years indicated:

Year	Redemption Price

2014	105.500%
2015	102.750%
2016 and thereafter	100.000%

(b)                                 In addition to the optional redemption of the Notes in accordance with the provisions of the preceding paragraphs, prior to September 1, 2013, the Company may, with the net proceeds of one or more Qualified Equity Offerings, redeem up to 35% of the aggregate principal amount of the outstanding Notes (which include Additional Notes, if any) at a redemption price equal to 111.000% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that at least 65% of the principal amount of Notes originally issued under the Indenture (which include Additional Notes, if any) remains outstanding immediately after the occurrence of any such redemption (excluding Notes held by the Company or its Subsidiaries) and that any such redemption occurs within 120 days following the closing of any such Qualified Equity Offering.

(c)                                  At any time prior to September 1, 2014, the Company may also redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest thereon, if any, to, but not including, the date of redemption (the “Redemption Date”), subject to the rights of Holders of Notes on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date

(6)                                  Mandatory Redemption.  NESL shall not be required to make mandatory redemption or sinking fund payments with respect to the 11% Senior Notes.

(7)                                  Repurchase at Option of Holder.

(a)                                  Upon the occurrence of a Change of Control, each Holder will have the right to require NESL to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000) of such Holder’s 11% Senior Notes pursuant to the offer described below (the “Change of Control Offer”) at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the date of purchase.  Within 30 days following any Change of Control, NESL will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control setting forth the procedures governing the Change of Control Offer required by the Indenture.

(b)                                 Upon the occurrence of certain Asset Sales, the Company may be required to offer to purchase Notes.

(c)                                  Holders of the 11% Senior Notes that are the subject of an offer to purchase will receive notice of an Offer to Purchase pursuant to an Asset Sale or a Change of Control from NESL prior to any related purchase date and may elect to have such 11% Senior Notes purchased by completing the form titled “Option of Holder to Elect Purchase” appearing below.

(8)                                  Notice of Redemption.  Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose 11% Senior Notes are to be redeemed at its registered address. 11% Senior Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 11% Senior Notes held by a Holder are to be redeemed.  On and after the redemption date, interest ceases to accrue on the 11% Senior Notes or portions hereof called for redemption so long as the Company timely delivers funds to the Trustee for such redemption.

(9)                                  Denominations, Transfer, Exchange.  The 11% Senior Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000.  The transfer of the 11% Senior Notes may be registered and the 11% Senior Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and NESL may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  NESL need not exchange or register the transfer of any 11% Senior Note or portion of a 11% Senior Note selected for redemption, except for the unredeemed portion of any 11% Senior Note being redeemed in part.  Also, it need not exchange or register the transfer of any 11% Senior Notes for a period of 15 days before a selection of 11% Senior Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(10)                            Persons Deemed Owners.  The registered holder of a 11% Senior Note may be treated as its owner for all purposes.

(11)                            Amendment, Supplement and Waiver.  Subject to the following paragraphs, the Indenture and the 11% Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding 11% Senior Notes, including, without limitation, consents obtained in connection with a purchase of or, tender offer or exchange offer for 11% Senior Notes, and any existing Default or Event of Default or compliance with any provision of the Indenture or the 11% Senior Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding 11% Senior Notes, including consents obtained in connection with a tender offer or exchange offer for 11% Senior Notes.

Without the consent of any Holders, NESL, the Guarantors, if any, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to this Indenture for any of the following purposes:

(1)                                  to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company in the Indenture and in the Notes;

(2)                                  to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

(3)                                  to add additional Events of Default;

(4)                                  to provide for uncertificated Notes in addition to or in place of the certificated Notes;

(5)                                  to evidence and provide for the acceptance of appointment under this Indenture by a successor Trustee;

(6)                                  to provide for or confirm the issuance of Additional Notes in accordance with the terms of this Indenture;

(7)                                  to cure any ambiguity, to correct or supplement any provision in this Indenture which may be defective or inconsistent with any other provision in this Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture, provided that such actions pursuant to this clause shall not adversely affect the interests of the Holders in any material respect, as determined in good faith by the Board of Directors of the Company; or

(8)                                  to conform the text of the Indenture or the Notes to any provision of the “Description of Notes” in the Offering Memorandum to the extent that such provision in the “Description of Notes” was intended to be a verbatim recitation of a provision of this Indenture or the Notes, as certified to the Trustee in an Officers’ Certificate delivered by the Company.

With the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes, NESL, the Guarantors, if any, and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders under the Indenture, including the definitions therein; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

(1)                                  change the Stated Maturity of any Note or of any installment of interest on any Note, or reduce the amount payable in respect of the principal thereof or the rate of interest thereon or any premium payable thereon, or reduce the amount that would be due and payable on acceleration of the maturity thereof, or change the place of payment where, or the coin or currency in which, any Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or change the date on which any Notes may be subject to redemption or reduce the redemption price therefor,

(2)                                  reduce the percentage in aggregate principal amount of the outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture,

(3)                                  modify the obligations of the Company to make Offers to Purchase upon a Change of Control or from the Excess Proceeds of Asset Sales if such modification was done after the occurrence of such Change of Control or such Asset Sale,

(4)                                  subordinate, in right of payment, the Notes to any other Debt of the Company,

(5)                                  modify any of the provisions of this paragraph or provisions relating to waiver of defaults or certain covenants, except to increase any such percentage required for such actions or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby, or

(6)                                  release any Guarantees required to be maintained under the Indenture.

The Holders of not less than a majority in aggregate principal amount of the outstanding Notes may on behalf of the Holders of all the Notes waive any past default under the Indenture and its consequences, except a default:

(1)                                  in any payment in respect of the principal of (or premium, if any) or interest on any Notes (including any Note which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company) (except that a rescission of acceleration of the Notes and a waiver of the payment default that resulted from such acceleration may be made by Holders of not less than a majority of the Notes), or

(2)                                  in respect of a covenant or provision hereof which under the Indenture cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

(12)                            Defaults and Remedies.  Events of Default include:

(1)                                  default in the payment in respect of the principal of (or premium, if any, on) any Note at its maturity (whether at Stated Maturity or upon repurchase, acceleration, optional redemption or otherwise);

(2)                                  default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days;

(3)                                  failure by the Company to make an Offer to Purchase as required by the Indenture, and continuance of such default for a period of 30 days after receipt of written notice;

(4)                                  failure to perform or comply with Section 5.1 of the Indenture;

(5)                                  except as permitted herein, any Note Guarantee shall for any reason cease to be, or it shall be asserted by any Guarantor or the Company not to be, in full force and effect and enforceable in accordance with its terms;

(6)                                  default in the performance, or breach, of any covenant or agreement of the Company or any Guarantor in the Indenture (other than a covenant or agreement a default in whose performance or whose breach is specifically dealt with in clauses (1), (2) (3), (4) or (5) above), and continuance of such default or breach for a period of 60 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Notes; provided that in the case of a failure to comply with Section 4.3, such period of continuance of such default or breach shall be 120 days after written notice described in this clause (6) has been given;

(7)                                  a default or defaults under any bonds, debentures, notes or other evidences of Debt (other than the Notes) by the Company or any Restricted Subsidiary having, individually or in the aggregate, a principal or similar amount outstanding of at least $25.0 million, whether such Debt now exists or shall hereafter be created, which default or defaults shall have resulted in the acceleration of the maturity of such Debt prior to its express maturity or shall constitute a failure to pay at least $25.0 million of such Debt when due and payable after the expiration of any applicable grace period with respect thereto;

(8)                                  the entry against the Company or any Restricted Subsidiary of a final non-appealable judgment or judgments for the payment of money in an aggregate amount in excess of $25.0 million, by a court or courts of competent jurisdiction, which judgments remain undischarged, unwaived, unstayed, unbonded or unsatisfied for a period of 60 consecutive days and, in the event such judgment is covered by insurance, any enforcement proceeding has been commenced by any creditor upon such judgment which is not promptly stayed; or

(9)                                  (i)                                     the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

(a)                                  commences a voluntary case,

(b)                                 consents to the entry of an order for relief against it in an involuntary case,

(c)                                  consents to the appointment of a Custodian of it or for all or substantially all of its property,

(d)                                 makes a general assignment for the benefit of its creditors, or

(e)                                  generally is not paying its debts as they become due;

(ii)                                  a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(a)                                  is for relief against the Company or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, in an involuntary case;

(b)                                 appoints a Custodian of the Company or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary or for all or substantially all of the property of the Company or any of its Restricted Subsidiaries; or

(c)                                  orders the liquidation of the Company or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary;

and the order or decree remains unstayed and in effect for 60 consecutive days.

If an Event of Default (other than an Event of Default specified in clause (ix) above with respect to the Company) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the principal of the Notes and any accrued interest on the Notes to be due and payable immediately by a notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that after such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of the outstanding Notes may, under certain circumstances, rescind and annul such acceleration if all Events of Default, other than the nonpayment of accelerated principal of or interest on the Notes, have been cured or waived as provided in the Indenture.

In the event of a declaration of acceleration of the Notes solely because an Event of Default described in clause (vii) above has occurred and is continuing, the declaration of acceleration of the Notes shall be automatically rescinded and annulled if the event of default or payment default triggering such Event of Default pursuant to clause (vii) shall be remedied or cured by the Company or a Restricted Subsidiary of the Company or waived by the holders of the relevant Debt within 20 Business Days after the declaration of acceleration with respect thereto and if the rescission and annulment of the acceleration of the Notes would not conflict with any judgment or decree of a court of competent jurisdiction obtained by the Trustee for the payment of amounts due on the Notes.

If an Event of Default specified in clause (9) above occurs with respect to the Company, the principal of and any accrued interest on the Notes then outstanding shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.  The Trustee may withhold from Holders notice of any Default (except Default in payment of principal of, premium, if any, and interest) if the Trustee determines that withholding notice is in the interest of the Holders to do so.

(13)                            Trustee Dealings with NESL.  The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for NESL, the Guarantors or their respective Affiliates, and may otherwise deal with NESL, the Guarantors or their respective Affiliates, as if it were not the Trustee.

(14)                            No Recourse Against Others.  No director, officer, employee, stockholder, general or limited partner or incorporator, past, present or future, of the Company or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Company under the Notes, any Note Guarantee or the Indenture by reason of his, her or its status as such director, officer, employee, stockholder, general or limited partner or incorporator.

(15)                            Authentication.  This 11% Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16)                            Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17)                            CUSIP Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the 11% Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to the Holders.  No representation is made as to the accuracy of such numbers either as printed on the 11% Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

NESL shall furnish to any Holder upon written request and without charge a copy of the Indenture.  Requests may be made to:

New Enterprise Stone & Lime Co., Inc.
3912 Brumbauch Road
P.O. Box 77
New Enterprise, PA 16664
Facsimile: (814)766-0219
Attention: Paul Detwiler III

ASSIGNMENT FORM

To assign this 11% Senior Note, fill in the form below: (I) or (we) assign and transfer this 11% Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this 11% Senior Note on the books of NESL.  The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name appears on the face of this 11% Senior Note)
Signature guarantee:

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this 11% Senior Note purchased by NESL pursuant to Section 4.10 or 4.13 of the Indenture, check the box below:

☐ Section 4.10	☐ Section 4.13

If you want to elect to have only part of the 11% Senior Note purchased by NESL pursuant to Section 4.10 or Section 4.13 of the Indenture, state the amount you elect to have purchased: $

Date:	Your Signature:
(Sign exactly as your name appears on the
11% Senior Note)

Tax Identification No.:

Signature guarantee:

CERTIFICATE TO BE DELIVERED UPON
EXCHANGE OF TRANSFER RESTRICTED NOTES

New Enterprise Stone & Lime Co., Inc.
3912 Brumbauch Road
P.O. Box 77
New Enterprise, PA 16664
Facsimile: (814)766-0219
Attention:  Paul Detwiler III

Wells Fargo Bank, National Association
MACN9311-110
625 Marquette Avenue
Minneapolis, MN 55479
Attention:  New Enterprise Stone & Lime Administrator

Re:                               CUSIP#

Reference is hereby made to that certain Indenture dated August 18, 2010 (the “Indenture”) among New Enterprise Stone & Lime Co., Inc. (“NESL”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

This certificate relates to $                 principal amount of Notes held in (check applicable space)             book-entry or                  definitive form by the undersigned.

The undersigned     (transferor) (check one box below):

☐                                    hereby requests the Registrar to deliver in exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above), in accordance with Section 2.6 of the Indenture;

☐                                    hereby requests the Trustee to exchange a Note or Notes to                  (transferee).

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the periods referred to in Rule 144(k) under the Securities Act of 1933, as amended, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)                                  ☐                                    to NESL or any of its subsidiaries; or

(2)                                  ☐                                    inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A under the Securities Act of 1933, as amended, in each case pursuant to and in compliance with Rule 144A thereunder; or

(3)                                 ☐                                    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933, as amended, in compliance with Rule 904 thereunder.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Signature

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

[Name of Transferee]

Dated:
NOTICE: To be executed by an executive officer

SCHEDULE OF EXCHANGES OF 11% SENIOR NOTES

The following exchanges of a part of this Global Note for other 11% Senior Notes have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or 11% Senior Note Custodian

144A GLOBAL NOTE

(Face of 11% Senior Note)

11% Senior Notes due 2018

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.  OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.  OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.  THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION (AND BASED UPON AN

OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE.  NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

11% SENIOR NOTES DUE 2018

No. 1	CUSIP NO. 644274 AA0

ISIN No. US644274AA02

New Enterprise Stone & Lime Co., Inc.

Promises to pay to Cede & Co. or registered assigns, the principal sum of TWO HUNDRED FORTY SEVEN MILLION, EIGHT HUNDRED THOUSAND Dollars ($247,800,000) on September 1, 2018.

Interest Payment Dates: March 1 and September 1, beginning March 1, 2011

Record Dates: February 15 and August 15

Reference is made to further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefits under the Indenture referred to on the reverese hereof or be valid or obligatory for any purpose.

NEW ENTERPRISE STONE & LIME CO., INC.

By:	/s/
Name:
Title: Exec. Vice President

This is one of the 11% Senior Notes
referred to in the within-mentioned Indenture:

Dated:	August 18, 2010

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:	/s/

(Back of 11% Senior Note)

11% Senior Notes due 2018

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)                                  Interest.

(a)                                  New Enterprise Stone & Lime Co., Inc., a Delaware corporation, or its successor (together, “NESL”), promise to pay interest on the principal amount of this 11% Senior Note at a fixed rate.  NESL will pay interest in United States dollars (except as otherwise provided herein) semiannually in arrears on March 1 and September 1, commencing on March 1, 2011 or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”).  Interest on the 11% Senior Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 18, 2010; provided that if there is no existing Default or Event of Default in the payment of interest, and if this 11 % Senior Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date (but after August 18, 2010), interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of 11% Senior Notes, in which case interest shall accrue from the date of authentication.  NESL shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the 11% Senior Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.  Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.  The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

(b)                                 Registration Rights Agreement.  The Holder of this Note is entitled to the benefits of a Registration Rights Agreement, dated as of the Issue Date, among the Issuer, the Guarantors party thereto and Banc of America Securities LLC, as representative of the several initial purchasers.

(2)                                  Method of Payment.  NESL will pay interest on the 11% Senior Notes (except defaulted interest) on the applicable Interest Payment Date to the Persons who are registered Holders of 11% Senior Notes at the close of business on the February 15 and August 15 preceding the Interest Payment Date, even if such 11% Senior Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest.  The 11% Senior Notes shall be payable as to principal, premium and interest at the office or agency of NESL maintained for such purpose, or, at the option of NESL, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Notes and all other 11% Senior Notes the Holders of which shall have provided written wire transfer instructions to NESL and the Paying Agent.  Such payment shall

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be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of this 11% Senior Note prior to Stated Maturity shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  The amount due and payable at the maturity of this Note shall be payable only upon presentation and surrender of this Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3)                                  Paying Agent and Registrar.  Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar.  NESL may change any Paying Agent or Registrar without notice to any Holder.  NESL or any of its Subsidiaries may act in any such capacity.

(4)                                  Indenture.  NESL issued the 11% Senior Notes under an Indenture, dated as of August 18, 2010 (the “Indenture”), among New Enterprise Stone & Lime Co., Inc. and the Trustee.  The terms of the 11% Senior Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.  Code §§ 77aaa-77bbbb) (the “TIA”).  To the extent the provisions of this 11% Senior Note are inconsistent with the provisions of the Indenture, the Indenture shall govern.  The 11% Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.  The 11% Senior Notes issued on the Issue Date are senior Obligations of NESL limited to $250,000,000 in aggregate principal amount, plus amounts, if any, sufficient to pay premium and interest on outstanding 11% Senior Notes as set forth in Paragraph 2 hereof.  The Indenture permits the issuance of Additional Notes subject to compliance with certain conditions.

The payment of principal and interest on the 11% Senior Notes is unconditionally guaranteed on a senior basis by the Guarantors.

(5)                                  Optional Redemption.

(a)                                  The Notes are subject to redemption, at the option of the Company, in whole or in part, at any time on or after September 1, 2014, upon not less than 30 nor more than 60 days’ notice (except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of Notes or a satisfaction and discharge of the Indenture) at the following Redemption Prices (expressed as percentages of the principal amount to be redeemed) set forth below, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of Holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date), if redeemed during the 12-month period beginning September 1 of the years indicated:

Year	Redemption Price
2014	105.500%
2015	102.750%
2016 and thereafter	100.000%

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(b)                                 In addition to the optional redemption of the Notes in accordance with the provisions of the preceding paragraphs, prior to September 1, 2013, the Company may, with the net proceeds of one or more Qualified Equity Offerings, redeem up to 35% of the aggregate principal amount of the outstanding Notes (which include Additional Notes, if any) at a redemption price equal to 111.000% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that at least 65% of the principal amount of Notes originally issued under the Indenture (which include Additional Notes, if any) remains outstanding immediately after the occurrence of any such redemption (excluding Notes held by the Company or its Subsidiaries) and that any such redemption occurs within 120 days following the closing of any such Qualified Equity Offering.

(c)                                  At any time prior to September 1, 2014, the Company may also redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest thereon, if any, to, but not including, the date of redemption (the “Redemption Date”), subject to the rights of Holders of Notes on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date

(6)                                  Mandatory Redemption.  NESL shall not be required to make mandatory redemption or sinking fund payments with respect to the 11% Senior Notes.

(7)                                  Repurchase at Option of Holder.

(a)                                  Upon the occurrence of a Change of Control, each Holder will have the right to require NESL to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000) of such Holder’s 11% Senior Notes pursuant to the offer described below (the “Change of Control Offer”) at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the date of purchase.  Within 30 days following any Change of Control, NESL will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control setting forth the procedures governing the Change of Control Offer required by the Indenture.

(b)                                 Upon the occurrence of certain Asset Sales, the Company may be required to offer to purchase Notes.

(c)                                  Holders of the 11% Senior Notes that are the subject of an offer to purchase will receive notice of an Offer to Purchase pursuant to an Asset Sale or a Change of Control from NESL prior to any related purchase date and may elect to have such 11% Senior Notes purchased by completing the form titled “Option of Holder to Elect Purchase” appearing below.

(8)                                  Notice of Redemption.  Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose 11% Senior Notes are to be redeemed at its registered address. 11% Senior Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 11% Senior Notes held by a Holder are to be redeemed.  On and after the redemption date, interest ceases to accrue

3

on the 11% Senior Notes or portions hereof called for redemption so long as the Company timely delivers funds to the Trustee for such redemption.

(9)                                  Denominations, Transfer, Exchange.  The 11% Senior Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000.  The transfer of the 11% Senior Notes may be registered and the 11% Senior Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and NESL may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  NESL need not exchange or register the transfer of any 11% Senior Note or portion of a 11% Senior Note selected for redemption, except for the unredeemed portion of any 11% Senior Note being redeemed in part.  Also, it need not exchange or register the transfer of any 11% Senior Notes for a period of 15 days before a selection of 11% Senior Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(10)                            Persons Deemed Owners.  The registered holder of a 11% Senior Note may be treated as its owner for all purposes.

(11)                            Amendment, Supplement and Waiver.  Subject to the following paragraphs, the Indenture and the 11% Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding 11% Senior Notes, including, without limitation, consents obtained in connection with a purchase of or, tender offer or exchange offer for 11% Senior Notes, and any existing Default or Event of Default or compliance with any provision of the Indenture or the 11% Senior Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding 11% Senior Notes, including consents obtained in connection with a tender offer or exchange offer for 11% Senior Notes.

Without the consent of any Holders, NESL, the Guarantors, if any, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to this Indenture for any of the following purposes:

(1)                                  to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company in the Indenture and in the Notes;

(2)                                  to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

(3)                                  to add additional Events of Default;

(4)                                  to provide for uncertificated Notes in addition to or in place of the certificated Notes;

(5)                                  to evidence and provide for the acceptance of appointment under this Indenture by a successor Trustee;

4

(6)                                  to provide for or confirm the issuance of Additional Notes in accordance with the terms of this Indenture;

(7)                                  to cure any ambiguity, to correct or supplement any provision in this Indenture which may be defective or inconsistent with any other provision in this Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture, provided that such actions pursuant to this clause shall not adversely affect the interests of the Holders in any material respect, as determined in good faith by the Board of Directors of the Company; or

(8)                                  to conform the text of the Indenture or the Notes to any provision of the “Description of Notes” in the Offering Memorandum to the extent that such provision in the “Description of Notes” was intended to be a verbatim recitation of a provision of this Indenture or the Notes, as certified to the Trustee in an Officers’ Certificate delivered by the Company.

With the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes, NESL, the Guarantors, if any, and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders under the Indenture, including the definitions therein; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

(9)                                  change the Stated Maturity of any Note or of any installment of interest on any Note, or reduce the amount payable in respect of the principal thereof or the rate of interest thereon or any premium payable thereon, or reduce the amount that would be due and payable on acceleration of the maturity thereof, or change the place of payment where, or the coin or currency in which, any Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or change the date on which any Notes may be subject to redemption or reduce the redemption price therefor,

(10)                            reduce the percentage in aggregate principal amount of the outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture,

(11)                            modify the obligations of the Company to make Offers to Purchase upon a Change of Control or from the Excess Proceeds of Asset Sales if such modification was done after the occurrence of such Change of Control or such Asset Sale,

(12)                            subordinate, in right of payment, the Notes to any other Debt of the Company,

(13)                            modify any of the provisions of this paragraph or provisions relating to waiver of defaults or certain covenants, except to increase any such percentage required

5

for such actions or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby, or

(14)                            release any Guarantees required to be maintained under the Indenture.

The Holders of not less than a majority in aggregate principal amount of the outstanding Notes may on behalf of the Holders of all the Notes waive any past default under the Indenture and its consequences, except a default:

(1)                                  in any payment in respect of the principal of (or premium, if any) or interest on any Notes (including any Note which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company) (except that a rescission of acceleration of the Notes and a waiver of the payment default that resulted from such acceleration may be made by Holders of not less than a majority of the Notes), or

(2)                                  in respect of a covenant or provision hereof which under the Indenture cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

(12)                            Defaults and Remedies.  Events of Default include:

(1)                                  default in the payment in respect of the principal of (or premium, if any, on) any Note at its maturity (whether at Stated Maturity or upon repurchase, acceleration, optional redemption or otherwise);

(2)                                  default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days;

(3)                                  failure by the Company to make an Offer to Purchase as required by the Indenture, and continuance of such default for a period of 30 days after receipt of written notice;

(4)                                  failure to perform or comply with Section 5.1 of the Indenture;

(5)                                  except as permitted herein, any Note Guarantee shall for any reason cease to be, or it shall be asserted by any Guarantor or the Company not to be, in full force and effect and enforceable in accordance with its terms;

(6)                                  default in the performance, or breach, of any covenant or agreement of the Company or any Guarantor in the Indenture (other than a covenant or agreement a default in whose performance or whose breach is specifically dealt with in clauses (1), (2) (3), (4) or (5) above), and continuance of such default or breach for a period of 60 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Notes; provided that in the case of a failure to comply with Section 4.3, such

6

period of continuance of such default or breach shall be 120 days after written notice described in this clause (6) has been given;

(7)                                  a default or defaults under any bonds, debentures, notes or other evidences of Debt (other than the Notes) by the Company or any Restricted Subsidiary having, individually or in the aggregate, a principal or similar amount outstanding of at least $25.0 million, whether such Debt now exists or shall hereafter be created, which default or defaults shall have resulted in the acceleration of the maturity of such Debt prior to its express maturity or shall constitute a failure to pay at least $25.0 million of such Debt when due and payable after the expiration of any applicable grace period with respect thereto;

(8)                                  the entry against the Company or any Restricted Subsidiary of a final non-appealable judgment or judgments for the payment of money in an aggregate amount in excess of $25.0 million, by a court or courts of competent jurisdiction, which judgments remain undischarged, unwaived, unstayed, unbonded or unsatisfied for a period of 60 consecutive days and, in the event such judgment is covered by insurance, any enforcement proceeding has been commenced by any creditor upon such judgment which is not promptly stayed; or

(9)                                  (i) the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

(a)                                  commences a voluntary case,

(b)                                 consents to the entry of an order for relief against it in an involuntary case,

(c)                                  consents to the appointment of a Custodian of it or for all or substantially all of its property,

(d)                                 makes a general assignment for the benefit of its creditors, or

(e)                                  generally is not paying its debts as they become due;

(ii)                                  a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(a)                                  is for relief against the Company or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, in an involuntary case;

(b)                                 appoints a Custodian of the Company or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary or for all or

7

substantially all of the property of the Company or any of its Restricted Subsidiaries; or

(c)                                  orders the liquidation of the Company or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary;

and the order or decree remains unstayed and in effect for 60 consecutive days.

If an Event of Default (other than an Event of Default specified in clause (ix) above with respect to the Company) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the principal of the Notes and any accrued interest on the Notes to be due and payable immediately by a notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that after such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of the outstanding Notes may, under certain circumstances, rescind and annul such acceleration if all Events of Default, other than the nonpayment of accelerated principal of or interest on the Notes, have been cured or waived as provided in the Indenture.

In the event of a declaration of acceleration of the Notes solely because an Event of Default described in clause (vii) above has occurred and is continuing, the declaration of acceleration of the Notes shall be automatically rescinded and annulled if the event of default or payment default triggering such Event of Default pursuant to clause (vii) shall be remedied or cured by the Company or a Restricted Subsidiary of the Company or waived by the holders of the relevant Debt within 20 Business Days after the declaration of acceleration with respect thereto and if the rescission and annulment of the acceleration of the Notes would not conflict with any judgment or decree of a court of competent jurisdiction obtained by the Trustee for the payment of amounts due on the Notes.

If an Event of Default specified in clause (9) above occurs with respect to the Company, the principal of and any accrued interest on the Notes then outstanding shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.  The Trustee may withhold from Holders notice of any Default (except Default in payment of principal of, premium, if any, and interest) if the Trustee determines that withholding notice is in the interest of the Holders to do so.

(13)                            Trustee Dealings with NESL.  The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for NESL, the Guarantors or their respective Affiliates, and may otherwise deal with NESL, the Guarantors or their respective Affiliates, as if it were not the Trustee.

(14)                            No Recourse Against Others.  No director, officer, employee, stockholder, general or limited partner or incorporator, past, present or future, of the Company or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Company under the Notes, any Note Guarantee or the Indenture by reason of his, her or its status as such director, officer, employee, stockholder, general or limited partner or incorporator.

8

(15)                            Authentication.  This 11% Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16)                            Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17)                            CUSIP Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the 11% Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to the Holders.  No representation is made as to the accuracy of such numbers either as printed on the 11% Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

NESL shall furnish to any Holder upon written request and without charge a copy of the Indenture.  Requests may be made to:

New Enterprise Stone & Lime Co., Inc.
3912 Brumbauch Road
P.O. Box 77
New Enterprise, PA 16664
Facsimile: (814) 766-0219
Attention: Paul Detwiler III

9

ASSIGNMENT FORM

To assign this 11% Senior Note, fill in the form below: (I) or (we) assign and transfer this 11% Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this 11% Senior Note on the books of NESL.  The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears
on the face of this 11% Senior Note)

Signature guarantee:

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this 11% Senior Note purchased by NESL pursuant to Section 4.10 or 4.13 of the Indenture, check the box below:

☐ Section 4.10                                      ☐ Section 4.13

If you want to elect to have only part of the 11% Senior Note purchased by NESL pursuant to Section 4.10 or Section 4.13 of the Indenture, state the amount you elect to have purchased: $

Date:	Your Signature:
(Sign exactly as your name appears on
the face of this 11% Senior Note)

Tax Identification No.:

Signature guarantee:

CERTIFICATE TO BE DELIVERED UPON
EXCHANGE OF TRANSFER RESTRICTED NOTES

New Enterprise Stone & Lime Co., Inc.
3912 Brumbauch Road
P.O. Box 77
New Enterprise, PA 16664
Facsimile: (814) 766-0219
Attention: Paul Detwiler III

Wells Fargo Bank, National Association
MAC N9311-110
625 Marquette Avenue
Minneapolis, MN 55479
Attention: New Enterprise Stone & Lime Administrator

Re:                               CUSIP #

Reference is hereby made to that certain Indenture dated August 18, 2010 (the “Indenture”) among New Enterprise Stone & Lime Co., Inc. (“NESL”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

This certificate relates to $                 principal amount of Notes held in (check applicable space)               book-entry or               definitive form by the undersigned.

The undersigned                                              (transferor) (check one box below):

☐                                    hereby requests the Registrar to deliver in exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above), in accordance with Section 2.6 of the Indenture;

☐                                    hereby requests the Trustee to exchange a Note or Notes to                                      (transferee).

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the periods referred to in Rule 144(k) under the Securities Act of 1933, as amended, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1)	☐	to NESL or any of its subsidiaries; or

(2)	☐

inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A under the Securities Act of 1933, as amended, in each case pursuant to and in compliance with Rule 144A thereunder; or

(3)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933, as amended, in compliance with Rule 904 thereunder.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Signature

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

[Name of Transferee]

Dated:
NOTICE: To be executed by an executive officer

SCHEDULE OF EXCHANGES OF 11% SENIOR NOTES

The following exchanges of a part of this Global Note for other 11% Senior Notes have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or 11% Senior Note Custodian